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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2008
                                                         -----------------

                        NEW YORK COMMUNITY BANCORP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                            1-31565           06-1377322
---------------------------------   ----------------------  ------------------
(State or other jurisdiction        Commission File Number    (I.R.S. Employer
of incorporation or organization)                           Identification No.)



                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (516) 683-4100
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4(c))

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                           CURRENT REPORT ON FORM 8-K
                           --------------------------

Item 8.01       Other Events
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         (b)      New York Community Bancorp, Inc. (the "Company") acknowledges the filing of a Form 4 with the Securities and Exchange Commission by Thomas R. Cangemi, its Senior Executive Vice President and Chief Financial Officer, to report the sale of 307,700 shares of the Company's common stock on November 21, 2008. Mr. Cangemi reported on his Form 4 that the shares had been pledged against a margin loan and were sold to reduce the amount of the margin loan and the risk of a margin call.

                  Mr. Cangemi continues to beneficially own, or have rights under various plans to, 636,702 shares of the Company's common stock, including shares that remain pledged to secure $1.79 million of margin indebtedness.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 25, 2008                     NEW YORK COMMUNITY BANCORP, INC.

                                             /s/ Ilene A. Angarola
                                             -----------------------------------
                                             Ilene A. Angarola
                                             Executive Vice President
                                               and Director, Investor Relations